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                                                                   EXHIBIT 10.9
                                             12/8/97 TCG Compensation Committee
                                                                   Attachment A

                           TAYLOR CAPITAL GROUP, INC.
                           INCENTIVE COMPENSATION PLAN

                  1. PURPOSE. The Taylor Capital Group, Inc. Incentive Compensation Plan (the "Plan"), is intended to provide incentives which will attract and retain highly competent persons as officers, key employees and directors of Taylor Capital Group, Inc. ("Taylor Capital") and its designated subsidiaries (collectively, the "Company"), by providing them opportunities to acquire shares of Common Stock of Taylor Capital ("Common Stock") or to receive monetary payments based on the value of such shares pursuant to the Awards described herein.

                  2. PARTICIPANTS. Participants will consist of such officers, key employees, and directors of the Company as the Compensation Committee of the Board of Directors of Taylor Capital (the "Committee") in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company. Designation of a participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Awards as granted to the participant or any other participant in any year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the amount, type and terms and conditions of their respective Awards.

                  3. TYPES OF AWARDS. Awards under the Plan may be granted in any one or a combination of (i) incentive stock options ("ISO"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) nonqualified stock options, (iii) stock appreciation rights, (iv) stock awards, and (vi) performance awards, each as described below (collectively, "Awards"). Each award shall be made pursuant to a written agreement between the Company and the Award recipient.

                  4. SHARES RESERVED UNDER THE PLAN. There is hereby reserved for issuance under the Plan an aggregate of Five Hundred Sixty Three Thousand, and Sixty Six (563,066) shares of Common Stock, which may be authorized but unissued or treasury shares. If there is a lapse, cancellation, expiration, or termination of any Award prior to issuance of the shares thereunder, or if shares are issued under an Award and thereafter are reacquired by the Company pursuant to rights reserved by the Company upon issuance of such shares, the shares subject to such Award may thereafter be subjected to new Awards under this Plan.

                  5. STOCK OPTIONS. "Stock Options" will consist of awards from the Company, which will enable the holder to purchase a specific number of shares of Common Stock, at set terms and at a fixed purchase price. Subject to the terms and conditions of the Program, the Committee shall designate the employees to whom Stock Options are to be awarded under the Program and shall determine the number, type, and terms of the Stock Options to be awarded to each of them, provided, however, that no ISO shall be granted more than 10 years from the date of the adoption of the Program by the Board of Directors of Taylor Capital. Each Stock Option shall be subject to such terms and conditions as the Committee determines to be appropriate at the time of grant.
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                                             12/8/97 TCG Compensation Committee
                                                                   Attachment A

                  6. STOCK APPRECIATION RIGHTS. "Stock Appreciation Rights" will consist of awards from the Company, which will entitle the holder to receive the appreciation in the Fair Market Value of the shares subject thereto up to a specified date or dates. Payment of such appreciation shall be made in cash or in Common Stock, or a combination thereof, as set forth in the written award. Each Stock Appreciation Right shall be subject to such terms and conditions as the Committee determines to be appropriate at the time of grant.

                  7. STOCK AWARDS. "Stock Awards" will consist of Common Stock transferred to participants without other payment therefor as additional compensation for services rendered or to be rendered to the Company. Stock Awards shall be subject to such terms and conditions as the Committee determines to be appropriate at the time of grant, including, without limitation, restrictions on the sale or other disposition of such shares and provisions for the forfeiture of such shares for no consideration upon termination of the participant's employment within specified periods.

                  8. PERFORMANCE AWARDS. "Performance Awards" will consist of awards from the Company, which will entitle the holder to receive a specific number of shares of Common Stock or cash at the end of a specified Performance Period. The Committee shall determine the duration of the period (the "Performance Period") during which, and the conditions under which, receipt of the shares or payment of the cash will be deferred. The Committee may condition the grant of Performance Awards upon the attainment of specified performance goals or such other terms and conditions as the Committee determines to be appropriate at the time of grant, including, without limitation, provisions for the forfeiture of such shares for no consideration upon termination of the participant's employment prior to the end of the Performance Period.

                  9. SHAREHOLDER RIGHTS. The recipient of a Stock Option, Stock Appreciation Right, or Performance Awards shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares subject thereto except to the extent that a certificate shall have been issued and delivered to the participant.

                  10. ADJUSTMENT PROVISIONS. If Taylor Capital shall at any time change the number of issued shares of Common Stock without new consideration to Taylor Capital (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, or other change in corporate structure affecting the Common Stock), the total number of shares reserved for Awards under this Plan shall be appropriately adjusted. The Committee may provide for equitable adjustments in the terms of any Awards granted hereunder after changes in the Common Stock resulting from any merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence upon such terms and conditions as it may, in its sole discretion, deem equitable and appropriate.


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                                              12/8/97 TCG Compensation Committee
                                                                   Attachment A

                  11. NONTRANSFERABILITY. Each Award granted under the Plan to a participant shall, unless otherwise set forth in the written Award, not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant's lifetime, only by the participant.

                  12. OTHER PROVISIONS. Awards under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other participant) as the Committee determines appropriate.

                  13. FAIR MARKET VALUE. Except as otherwise expressly provided in a written Award, for purposes of this Plan and any Awards hereunder, the "Fair Market Value" of a share of Common Stock shall mean (i) prior to the date of the registration of the Common Stock under the Securities Act of 1933 and readily tradable on a national securities exchange ("Readily Tradable"), the amount equal to the price of a share of Common Stock as reflected by the most recently preceding valuation of the shares of Common Stock under the Taylor Capital Group, Inc. 401(k)/Profit Sharing and Employee Stock Ownership Plan, after adjusting for a nonmarketable, minority interest discount; and (ii) on an after the date that the Common Stock is Readily Tradable, the closing price of the Common Stock on the relevant date as reported on the national securities exchange.

                  14. TENURE. A participant's right, if any, to continue to serve the Company as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan, nor shall this Plan in any way interfere with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the participant from the rate in existence at the time of the grant of an Award.

                  15. ADMINISTRATION. The Plan will be administered by the Compensation Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Awards granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Board, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated or, except in circumstances involving his or her bad faith, gross negligence or fraud, for any act or failure to act by such member of the Board or employee.

                  16. AMENDMENT AND TERMINATION. The Board of Directors may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this paragraph shall change the terms and conditions of any existing Award without the participant's consent.

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                                              12/8/97 TCG Compensation Commitee
                                                                   Attachment A

                  17. GOVERNING LAW. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Illinois (regardless of the law that might otherwise govern under applicable Illinois principles of conflict of laws).

                  18. APPROVAL. The Plan was adopted by the Board of Directors of Taylor Capital on ____, 1997.